              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549
                           FORM 8-K


                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  August 6, 1998

                     ERLY Industries Inc.
    (Exact name of registrant as specified in its charter)


                          California
        (State or other jurisdiction of incorporation)



        1-7894                                 95-2312900
(Commission File Number)                    (I.R.S. Employer
                                           Identification No.)


10990 Wilshire Boulevard, #1800
Los Angeles, California                           90024-3955
(Address of Principal                             (Zip Code)
  Executive Offices)




                              (213) 879-1480
            (Registrant's telephone number, including area code)


                              Not Applicable
      (Former name or former address, if changed since last report)

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Item 5.  Other Events

          Resignation of President
          ------------------------

          In August 1998, ERLY Industries Inc. received the resignation of its President, Douglas A. Murphy., effective August 6, 1998.
          Mr. Murphy indicated that he resigned in order to devote 100% of his time to the pressing needs of the Company's subsidiary, American Rice, Inc. ("ARI"). ARI filed a Chapter 11 bankruptcy petition on August 11, 1998. Douglas A. Murphy is President and Chief Executive Officer of ARI.




                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: August 31, 1998              ERLY INDUSTRIES INC.
                                   --------------------
                                   (Registrant)


                              By:  /s/ Richard N. McCombs
                                   ----------------------
                                   Vice President and
                                   Chief Financial Officer